SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


FILED BY THE REGISTRANT  [ X ]

FILED BY A PARTY OTHER THAN THE REGISTRANT  [   ]

CHECK THE APPROPRIATE BOX:

[ X ] Preliminary Proxy Statement
[   ] Confidential, for use of the Commission only (as permitted by Rule
      14a-6(e)(2))
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12


                               M.S.B. FUND, INC.

                              ------------------

               (Name of Registrant as Specified In Its Charter)

                              ------------------

   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[ X ] No fee required.
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)    Title of each class of securities to which transaction applies:
2)    Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)    Proposed maximum aggregate value of transaction:
5)    Total fee paid:
[   ] Fee paid previously with preliminary materials.
[   ] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)    Amount Previously Paid:
2)    Form, Schedule or Registration Statement No.:
3)    Filing Party:
4)    Date Filed:

                            =====================
                                    M.S.B.
                                  FUND, INC.
                            =====================

                         200 PARK AVENUE, 45TH FLOOR
                           NEW YORK, NEW YORK 10166

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD APRIL 20, 2000
                  -------------------------------------------

To the Stockholders of M.S.B. FUND, INC.:

      The Annual Meeting of Stockholders of M.S.B. FUND, INC. (the "Fund") will be held in the Board Room of the Community Bankers Association of New York State, 45th Floor, 200 Park Avenue, New York, New York, on Thursday, April 20, 2000, at 1:00 P.M. for the following purposes:

      - to approve amendments to the certificate of incorporation and by-laws of the Fund (Proposal 1);

      -   to elect two directors (Proposal 2);

      - to consider and vote upon a proposal to ratify the selection of the firm of Arthur Andersen LLP as independent auditors of the Fund for the fiscal year ending December 31, 2000 (Proposal 3); and

      - to transact such other business as may properly come before the meeting or any adjournment thereof.

      Stockholders of record at the close of business on February 22, 2000, will be entitled to vote at the meeting and any adjournment thereof.

      STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. If you attend the meeting and wish to vote in person, your proxy will not be used.

                                          By Order of the Board of Directors

                                          /s/ Edward E. Sammons, Jr.

                                          Edward E. Sammons, Jr.
                                          Secretary

February [__], 2000

                              M.S.B. FUND, INC.
                         200 PARK AVENUE, 45TH FLOOR
                           NEW YORK, NEW YORK 10166

                         ----------------------------

                               PROXY STATEMENT

                                     FOR

           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 20, 2000


                         ----------------------------


      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of M.S.B. Fund, Inc. (the "Fund") to be voted at the Annual Meeting of Stockholders of the Fund to be held in the Board Room of the Community Bankers Association of New York State, 45th Floor, 200 Park Avenue, New York, New York, on Thursday, April 20, 2000, at 1:00 P.M. and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the accompanying notice of meeting and proxy card are being mailed to stockholders for the first time on or about March [__], 2000.

      You can ensure that your shares are properly voted at the Annual Meeting by completing, signing, dating and returning the enclosed proxy card in the envelope provided. You may revoke your proxy at any time prior to the time your shares actually are voted by (i) filing a written notice of revocation with the Secretary of the Fund, (ii) presenting another proxy with a later date or (iii) notifying the inspectors of election at the Annual Meeting of the revocation. Unless so revoked, the shares represented by a properly executed proxy will be voted at the meeting and at any adjournment thereof in accordance with the instructions indicated on that proxy. If no such instructions are specified, the proxy will be voted for the election of each nominee named in Proposal 2 and for Proposals 1 and 3 described in this Proxy Statement. Should any nominee for the office of director become unable to act as a director, the persons named in the proxy will vote for the election of such other person as the Board of Directors of the Fund shall recommend.

      Stockholders of record at the close of business on February 22, 2000, will be entitled to vote at the meeting and any adjournment thereof. The Fund had outstanding [_________] voting shares on such date. Each share held by a stockholder is entitled to one vote. As to each matter presented to a vote of stockholders, including the election of directors, shares present at the meeting in person or represented by proxy which abstain on a matter or are not voted because the proxyholder has not received necessary authorization will be counted in determining the presence of a quorum but will not be counted as for or against the matter and will not be counted in the number of votes cast for purposes of determining whether the approval of any required percentage of shares voting at the Annual Meeting has been obtained. Broker non-votes (i.e. proxies sent in by brokers and other nominees that cannot be voted on a proposal because instructions have not been received from the beneficial owners) will be treated in the same manner as abstentions.

      A plurality of the votes cast at the Annual Meeting is required to elect a director. Approval of Proposals 1 and 3 will require the affirmative vote of a majority of the votes cast at the Annual Meeting.

      Although the Annual Meeting is called to transact any other business that may properly come before it, the management of the Fund does not intend to present, and at the date hereof has no information that others will present, any matters other than Proposals 1, 2 and 3. However, stockholders are being asked on the enclosed proxy card to authorize the persons named therein to vote with respect to any additional matters that properly come before the Annual Meeting, including all matters incidental to the conduct of the Annual Meeting. If any such matters do properly come before the Annual Meeting, it is the intention of the persons named in the proxies to vote said proxies in accordance with their best judgment.

      A majority of the shares of the Fund outstanding on the record date, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. In the event that a quorum is not present, or if sufficient votes in favor of any proposal are not received by the time of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit the gathering of additional proxies. Any such adjournment of the Annual Meeting will require the affirmative vote of a majority of the shares present in person or represented by proxy at the session of the Annual Meeting to be adjourned and will not require any further notice to stockholders other than announcement at the meeting of the time and place to which the meeting is adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of all proposals. They will vote against any such adjournment those proxies which have withheld authority to vote for all nominees in Proposal 2 and those proxies which are required to be voted against or to abstain from voting on any other proposal.

      The solicitation of proxies will be primarily by mail. Supplementary solicitation may be made by mail, telephone, facsimile transmission or oral communication by officers of the Fund or employees of Shay Financial Services, Inc., the Fund's distributor. It is expected that the cost of such supplementary solicitation, if any, will be nominal. The Fund will bear the cost of this solicitation.

      WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING. If you attend the Annual Meeting and wish to vote in person, your proxy will not be used.

                  MATTERS TO COME BEFORE THE ANNUAL MEETING

                               (PROPOSAL NO. 1)

              APPROVAL OF AMENDMENTS TO THE FUND'S CERTIFICATE OF
                            INCORPORATION AND BY-LAWS


      Subject to approval by the stockholders, the Board of Directors on February 14, 2000 approved certain amendments to the certificate of incorporation and by-laws of the Fund. The primary purpose of the amendments is to permit the size of the Board of Directors to be reduced. In addition, the Fund is proposing certain additional non-material changes to the certificate of incorporation.

      Exhibit A to this Proxy Statement sets forth the text of the Fund's certificate of incorporation and identifies each proposed amendment to the certificate of incorporation. Deleted language is indicated by the use of the strikethrough. New language is underscored. Exhibit B sets forth the related section of the by-laws of the Fund (Section 4 of Article III) as it is proposed to be amended to permit the reduction in the size of the Board of Directors. Exhibit C sets forth resolutions that will be proposed for adoption by the stockholders of the Fund at the Annual Meeting in order to implement the proposed amendments. The proposed amendments are discussed below.

REDUCTION IN THE MINIMUM SIZE OF THE BOARD OF DIRECTORS

      The Board of Directors of the Fund currently consists of ten directors. Two of the Fund's directors, Norman W. Sinclair and Ian D. Smith, whose terms expire at the 2000 Annual Meeting, are not eligible for re-election. The Board of Directors has determined not to nominate candidates to fill the vacancies created by the expiration of Messrs. Sinclair's and Smith's terms of office and has determined that the size of the Board of Directors should be reduced from ten to eight to eliminate those vacancies.

      Paragraph 1 of Article SEVENTH of the Fund's certificate of incorporation and Section 4 of Article III of the Fund's by-laws currently provide that that the number of directors of the Fund shall be not less than nine nor more than 24 and require that no class of directors may include fewer than three directors. The proposed amendments to these sections of the certificate of incorporation and by-laws would permit the size of the Board of Directors to be reduced by action of the Board of Directors to as few as five. The Board has adopted a resolution that, upon the effectiveness of the proposed amendments to the certificate of incorporation and by-laws, will reduce the size of the Board from ten to eight directors.

      The proposed amendments to the certificate of incorporation and by-laws are set forth on Exhibits A and B, respectively.

      The boards of directors of most mutual funds are smaller than the Board of Directors of the Fund. The proposed amendments permitting the reduction in the size of the Board of Directors will provide greater flexibility in responding to the resignation or retirement of directors and will permit the Fund to conform more closely to the prevailing industry practice as to the size of its Board of

Directors. Accordingly, the Board of Directors of the Fund believes that the amendments are in the best interests of the Fund.

OTHER CHANGES

      The Board of Directors has also approved, subject to the approval of the stockholders, other non-material amendments to the Fund's certificate of incorporation to:

      1. correct a misspelling of the word "reacquired" in Section 4(f) of Article SEVENTH.

      2. eliminate inconsistencies in the capitalization of certain terms by (i) conforming all references to the Fund's by-laws (capitalized variously as "By-Laws," "By-laws" or "by-laws") to read "by-laws" and (ii) conforming all references to the Fund's board of directors (capitalized variously as "Board of Directors" or "board of directors") to read "board of directors".

      3. change the address of the Fund's registered agent set forth in Articles FIFTH and SIXTH to the agent's current address.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE PROPOSED AMENDMENTS TO THE FUND'S CERTIFICATE OF INCORPORATION AND BY-LAWS.




                      PROPOSAL 2 -- ELECTION OF DIRECTORS

      As described above in connection with Proposal 1, the Board of Directors has approved the reduction in the size of the Board of Directors from ten to eight directors, subject to the approval of the amendments to the certificate of incorporation and by-laws described above and the effectiveness of a certificate of amendment effectuating the foregoing proposed amendments to the certificate of incorporation.

      At the Annual Meeting, two directors will be elected to serve for complete terms of three years each expiring in 2003. Six directors (Messrs. Delaney, Doherty, Ficalora, Freer, Gagliardi and McKenna) will continue to serve in accordance with the terms for which they were previously elected. All directors shall serve until their respective successors shall have been elected and qualified.

      Directors of each class serve for terms of three years with the terms of the respective classes expiring at successive annual meetings of the Fund. As a result of this arrangement, only the directors in a single class may be changed in any one year, and it would require two years to change a majority of the Board of Directors.

      The Fund's by-laws provide that a director may not continue in office after the first annual stockholders' meeting following the director's seventy-fifth birthday, except that this restriction may be waived by the Board of Directors to permit a director to serve the remainder of his term.

      The terms of office of the directors are set forth in the following table.

TERMS ENDING IN 2000        TERMS ENDING IN 2001       TERMS ENDING IN 2002

David F. Holland            Malcolm J. Delaney         Timothy A. Dempsey
Norman W. Sinclair          David Freer, Jr.           Harry P. Doherty
Ian D. Smith                William A. McKenna, Jr.    Joseph R. Ficalora
                                                       Michael J. Gagliardi

      Messrs. Smith and Sinclair, whose terms expire at the 2000 Annual Meeting, are not eligible for re-election, and the Board of Directors has determined not to nominate candidates to fill the vacancies created by the expiration of Messrs. Sinclair's and Smith's terms of office and has determined that the size of the Board of Directors should be reduced from ten to eight directors to eliminate those vacancies.

      The New York Business Corporation Law requires that the number of directors in each class must be as nearly equal as possible. Because of the expiration of the terms of Messrs. Sinclair and Smith and the determination of the Board of Directors to reduce the size of the Board of Directors rather than fill the vacancies created by the retirement of Messrs. Sinclair and Smith, the composition of the three classes of directors would not comply with the requirements of the Business Corporation Law. In order to satisfy these requirements, Mr. Timothy A. Dempsey, whose term would otherwise have expired in 2002, has resigned his term of office as director effective as of the Annual Meeting; and the Board of Directors has nominated Mr. Dempsey for election to a new term as director expiring in 2003. Mr. Holland also has been nominated for an additional term as a director.

      Proxies will be voted for the election of each of the nominees unless instructions are given on the proxy card to withhold authority to vote for one or more of the nominees. All of the nominees have agreed to serve as directors of the Fund.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES FOR ELECTION AS DIRECTOR LISTED BELOW.

      The name, age (as of the date of the Annual Meeting), principal occupations for the past five years and other business experience of each director and nominee for election as a director are set forth below.

NOMINEES FOR ELECTION AS DIRECTORS FOR TERMS EXPIRING 2003

TIMOTHY A. DEMPSEY, age 67
Chairman and Chief Executive Officer
Warwick Community Bancorp

            Mr. Dempsey first became a director in 1997. Mr. Dempsey serves as Chairman of the Board and Chief Executive Officer of Warwick Community Bancorp, Inc. Mr. Dempsey also serves as Chairman of the Board of its principal subsidiary, The Warwick Savings Bank, since 1985. Since January 1999, Mr. Dempsey has served as Chairman of the Board of the Towne Center Bank in Lodi, New Jersey. Mr. Dempsey also serves as a director of Institutional Investors Capital Appreciation Fund, Inc., an investment company registered under the Investment

      Company Act of 1940 for which Shay Assets Management, Inc. acts as investment adviser.

DAVID F. HOLLAND, age 58
Chairman and Chief Executive Officer
Boston Federal Savings Bank

            Mr. Holland first became a director in 1997. Mr. Holland has been Chief Executive Officer of Boston Federal Savings Bank since 1986 and Chairman of the Board of Boston Federal Savings Bank since 1989 and has been Chairman and Chief Executive Officer of its holding company, BostonFed Bancorp Inc. since its inception in 1995. Mr. Holland also serves as a director of Asset Management Fund, Inc., an investment company registered under the Investment Company Act of 1940 for which Shay Assets Management, Inc. acts as investment adviser, and formerly served as Chairman of America's Community Banking Partners, Inc., and as a director of ACB Investment Services, Inc., which, until December 7, 1997, owned through a subsidiary a 50% interest in Shay Assets Management Co. and Shay Financial Services Co. which served as the Fund's investment adviser and distributor from May 1995 to December 7, 1997. Mr. Holland also is a director of the Federal Home Loan Bank of Boston and NYCE Corporation. He was a member of the Thrift Industry Advisory Council from 1995 to 1997 and served as its President in 1997.

      It is not contemplated that any nominee will be unable to serve. If prior to the Annual Meeting a nominee should become unable to serve, the shares will be voted by the proxyholders for such other person that the Board of Directors recommends.

CONTINUING DIRECTORS

MALCOLM J. DELANEY, age 73                                   Term Expires 2001
Formerly President and Chief Executive Officer
Eastchester Savings Bank

            Mr. Delaney first became a director in 1988. In 1992 Mr. Delaney retired from Eastchester Savings, a division of Southold Savings Bank. From 1986 through 1992, Mr. Delaney served as President and Chief Executive Officer of Eastchester Savings Bank which was acquired by Southold Savings Bank, and he had served as a trustee of the bank since 1981. Mr. Delaney served as a director of North Fork Bancorporation, Inc. until August 1, 1996.

+HARRY P. DOHERTY, age 57                                   Term Expires 2002
Chairman and Chief Executive Officer
Staten Island Savings Bank

            Mr. Doherty first became a director in 1996. Mr. Doherty serves as Chairman and Chief Executive Officer and as a director of Staten Island Bancorp, Inc. and has been Chairman and Chief Executive Officer of its principal subsidiary, Staten Island Savings Bank, since 1990. Mr. Doherty also serves as a director and as President of Institutional Investors Capital Appreciation Fund, Inc., which is an investment company registered under the Investment Company Act of 1940 for which Shay Assets Management, Inc. acts as investment adviser. Mr. Doherty also serves as a director of America's Community Bankers, which until December 7, 1997, owned through subsidiaries a 50% interest in Shay Assets Management Co. and Shay Financial Services Co. which served as the Fund's investment adviser and distributor from May 1995 to December 7, 1997. Mr. Doherty also is a director of the Community Bankers Association of New York State.

*JOSEPH R. FICALORA, age 53                                 Term Expires 2002
Chairman, President and Chief Executive Officer
Queens County Bancorp, Inc.

            Mr. Ficalora first became a director in 1996 and has served as President of the Fund since 1997. Mr. Ficalora has been Chairman, President and Chief Executive Officer of Queens County Bancorp, Inc. since its inception in July 1993, and has been President of Queens County Savings Bank, its principal subsidiary, since 1989. Mr. Ficalora also serves as Chairman of the Board of the New York Savings Bank Life Insurance Fund, President of the Queens Library Foundation Board, Executive Vice President of Finance and Board member of Queensborough Boy Scouts and Vice President and a member of the Board of the Queens Chamber of Commerce. He also serves on the Board of the following organizations: Queensborough Community College, Queens Museum, Flushing Cemetery and the Community Bankers Association of New York State.

DAVID FREER, JR., age 60                                     Term Expires 2001
Formerly President and Treasurer
Budget Payment Corporation

            Mr. Freer first became a director in 1983. He served as President of the Fund from 1990 to 1997 and as Vice President of the Fund from 1985 to 1990. Since January 1, 1990, Mr. Freer has served as President, Treasurer and a director of Budget Payment Corporation, which engaged in the business of financing insurance premiums until 1999.

-----------------------
+ This director may be an "interested person" of the Fund as defined in the Investment Company Act of 1940 because he is a director of America's Community Bankers. See "Certain Other Affiliations and Business Relationships."

* This director is an "interested person" of the Fund as defined in the Investment Company Act of 1940 because he is an officer of the Fund.

*MICHAEL J. GAGLIARDI, age 59                               Term Expires 2002
Executive Vice President
Richmond County Savings Bank

            Mr. Gagliardi first became a director in 1991 and has served as First Vice President of the Fund since 1997. Mr. Gagliardi is Executive Vice President of Richmond County Savings Bank. From 1993 through March 1999 he served as President, Chief Executive Officer and a director of Ironbound Bank located in Newark, NJ, and its holding company, Ironbound Bankcorp, NJ, which were acquired by Richmond County Financial Corp. From January 1992 through February 1993 he served as Chairman, President and Chief Executive Officer of Green Point Savings Bank. From 1989 through 1992, Mr. Gagliardi served as President and Chief Executive Officer, and from 1987 through 1989 he served as Executive Vice President and Chief Financial Officer of Green Point Savings Bank. He also serves as a director of the National Center for the Study of Wilson's Disease.

WILLIAM A. MCKENNA, JR., age 63                              Term Expires 2001
Chairman, President and Chief Executive Officer
Ridgewood Savings Bank

            Mr. McKenna first became a director in 1988. Since January 1992, Mr. McKenna has served as Chairman, President and Chief Executive Officer of Ridgewood Savings Bank. From January 1985 to January 1992, Mr. McKenna served as President and Chief Operating Officer of Ridgewood Savings Bank. Mr. McKenna also serves as a director of Institutional Investors Capital Appreciation Fund, Inc., an investment company registered under the Investment Company Act of 1940 for which Shay Assets Management, Inc. acts as investment adviser. From September 1993 through February 1995, Mr. McKenna also served as a director of Nationar, which previously acted as the Fund's investment adviser. Since May 1998, Mr. McKenna has served as a trustee of RSI Trust, an investment company registered under the Investment Company Act of 1940. In addition, Mr. McKenna serves on the board of a number of educational and civic organizations, including St. Joseph's College in Brooklyn, New York, St. Vincent's Services and Boys Hope/Girls Hope.

BOARD MEETINGS AND COMMITTEES

      The Fund has an Executive Committee, composed of Messrs. Joseph R. Ficalora* (Chairman), David Freer, Jr., Michael J. Gagliardi* and Ian D. Smith. Subject to limitations provided by law or the Fund's by-laws, the Executive Committee is authorized to exercise the power and authority of the
-----------------------
* This director is an "interested person" of the Fund as defined in the Investment Company Act of 1940 because he is an officer of the Fund.

* This director is an "interested person" of the Fund as defined in the Investment Company Act of 1940 because he is an officer of the Fund.

Board of Directors as may be necessary during the intervals between meetings of the Board of Directors. The Executive Committee did not meet during 1999.

      The Fund has a Nominating Committee, composed of Messrs. William A. McKenna, Jr. (Chairman), Malcolm J. Delaney and Norman W. Sinclair*, whose function is to recommend nominees for election as directors and officers of the Fund. The Committee holds informal discussions as necessary concerning its activities and met once during 1999. The Nominating Committee will consider nominees proposed by stockholders. Stockholders who desire to propose a nominee should write to the Secretary of the Fund and furnish adequate biographical data including information concerning the qualifications of the proposed nominee prior to the date specified in this Proxy Statement under the caption "Stockholder Proposals for the 2001 Annual Meeting".

      The Fund has an Audit Committee composed of Messrs. Timothy A. Dempsey (Chairman), David F. Holland and Harry P. Doherty+. The Audit Committee makes recommendations to the full Board of Directors with respect to engagement of independent auditors and reviews with the Fund's independent auditors the scope and results of the annual audit and matters having a material effect upon the Fund's financial statements. The Audit Committee met twice during 1999.

      The Fund does not have a compensation committee.

      During 1999, the Board of Directors met four times; each of the directors attended at least 75% of the aggregate number of meetings of the Board and meetings of the Board committees on which they served.

-----------------------
+ This director may be an "interested person" of the Fund as defined in the Investment Company Act of 1940 because he is a director of America's Community Bankers. See "Certain Other Affiliations and Business Relationships."

                        EXECUTIVE OFFICERS OF THE FUND

      The executive officers of the Fund are appointed to serve for terms of one year and until their respective successors are chosen and qualified. The executive officers of the Fund are:


                                                        OFFICER
NAME                     OFFICE                  AGE    SINCE
-----------------------  ----------------------- ------ ----------
Joseph R. Ficalora       President               53     1996
Michael J. Gagliardi     First Vice President    59     1997
Norman W. Sinclair       Second Vice President   75     1997
Rodger D. Shay           Vice President          63     1995
                         and Assistant Secretary
Edward E. Sammons, Jr.   Vice President          60     1995
                         and Secretary
John J. McCabe           Vice President          56     1995
Mark F. Trautman         Vice President          34     1995
Steven D. Pierce         Treasurer               34     1999
Alaina V. Metz           Assistant Secretary     32     1999



      The principal occupations during the last five years and other business experience for each executive officer of the Fund (other than persons who also serve as directors) are set forth below.

RODGER D. SHAY
Chairman and Director
Shay Assets Management, Inc.

            Mr. Shay has been Chairman and the sole director of the Fund's investment adviser, Shay Assets Management, Inc., since November 1997 and previously served as its President and as a director from 1990 to 1997. Mr. Shay also has served as Chairman and the sole director of the Fund's distributor, Shay Financial Services, Inc., since November 1997 and previously served as its President and as a director from 1990 to 1997. Mr. Shay held similar positions with Shay Assets Management Co. and Shay Financial Services Co., which served as the Fund's investment adviser and distributor, respectively, from 1995 through December 1997. He serves or has previously served in the following capacities: Chairman and a Director, Asset Management Fund, Inc., a registered investment company; Vice President and Assistant Secretary of Institutional Investors Capital Appreciation Fund, Inc., a registered investment company; Director, First Home Savings Bank, S.L.A. since 1990. He previously was employed by certain subsidiaries of Merrill Lynch & Co. from 1955 to 1981, where he served in various executive positions including Chairman of the Board of Merrill Lynch Government Securities, Inc., Chairman of the Board of Merrill Lynch Money Market Securities, Inc. and Managing Director of the Debt Trading Division of Merrill Lynch, Pierce, Fenner & Smith Inc.

EDWARD E. SAMMONS, JR.
President
Shay Assets Management, Inc.

            Mr. Sammons has been President of the Fund's investment adviser, Shay Assets Management, Inc., since November 1997 and previously served as its Executive Vice President from 1990 to 1997. Mr. Sammons also has served as Executive Vice President of the Fund's distributor, Shay Financial Services, Inc., since 1990. He also held the position of Executive Vice President with Shay Assets Management Co. and Shay Financial Services Co. from 1990 through December 1997. These companies served as the Fund's investment adviser and distributor, respectively, from 1995 through December 1997. Mr. Sammons has served as Executive Vice President of Shay Investment Services, Inc., since September 1990. He serves or has previously served in the following capacities: President and Treasurer of Asset Management Fund, Inc., a registered investment company; Vice President and Secretary of Institutional Investors Capital Appreciation Fund, Inc.; Vice President, from 1987 to 1990, Advance America Funds, Inc.; and Senior Vice President and Manager of Fixed Income Securities, Republic National Bank in Dallas from 1962 to 1983.

JOHN J. MCCABE
Senior Vice President
Shay Assets Management, Inc.

            Mr. McCabe has been a Senior Vice President of Shay Assets Management, Inc., since June 1995 and held the comparable position with Shay Assets Management Co. through December 1997. From August 1991 through May 1995, he was Senior Vice President and Chief Investment Officer of Nationar. He also serves as a Vice President of Institutional Investors Capital Appreciation Fund, Inc. He previously served as Managing Director and Portfolio Manager at Sterling Manhattan Corporation, an investment banking firm, for approximately three years and in various positions at Bankers Trust Company, including Director of Investment Research and Managing Director of the Investment Management Group. Mr. McCabe is a director and the President of the New York Society of Security Analysts, a past director of the Financial Analysts Federation and a member and founding Governor of The Association for Investment Management and Research.

MARK F. TRAUTMAN
Vice President
Shay Assets Management, Inc.

            Mr. Trautman has been a Vice President of Shay Assets Management, Inc., since June 1995 and held the comparable position with Shay Assets Management Co. through December 1997. He has been Portfolio Manager of the Fund since March 1993. From March 1993 through May 1995, he served as Director of Mutual Funds Investment of Nationar. He also serves as a Vice President and Portfolio Manager for Institutional Investors Capital Appreciation Fund, Inc. From January 1992 through March 1993 he served as Senior Equity Analyst for the two funds. From December 1988 through December 1991, Mr. Trautman was a Senior Associate with Sterling Manhattan Corporation. From June 1987 through November 1988, Mr. Trautman held the position of Treasury Analyst at Thomson McKinnon Securities, Inc., a securities brokerage firm. He is also a member of The New York Society of Security Analysts and The Association for Investment Management and Research.

STEVEN D. PIERCE
Director of Financial Services
BISYS Fund Services, Inc.

            Mr. Pierce has been Director of Financial Services of BISYS Fund Services, Inc. since 1998. From 1996 to 1998, Mr. Pierce was the Manager of Financial Operations at CNA Insurance. From 1994 to 1996, he was a Trust Officer at First Chicago NBC Corporation. From 1989 to 1994, he was a Senior Financial Accountant at Kemper Financial Services.

ALAINA V. METZ
Chief Administrative Officer
BISYS Fund Services, Inc.

            Ms. Metz has been the Chief Administrative Officer of the Blue Sky Compliance Department at BISYS Fund Services, Inc. since 1995. From 1989 to 1995, Ms. Metz served as Supervisor for Alliance Capital Management, L.P.

            CERTAIN OTHER AFFILIATIONS AND BUSINESS RELATIONSHIPS

      Certain officers and directors of the Fund are also officers, employees, directors or stockholders of Shay Assets Management, Inc. ("SAMI") and Shay Financial Services, Inc. ("SFSI"). Messrs. Rodger D. Shay, Edward
E. Sammons, Jr., John J. McCabe and Mark F. Trautman, who are officers of the Fund, are officers and employees of SAMI. Mr. Shay is the sole director of SAMI, SFSI and Shay Investment Services, Inc. ("SISI"), which is the sole stockholder of SAMI and SFSI. Mr. Shay also is the majority stockholder of SISI.

      Harry P. Doherty, who is a director of the Fund, also is a director of America's Community Bankers (the "Association"), which, prior to December 1997, owned a 50% interest in the Fund's investment adviser. Mr. Doherty may be considered an "interested person" as the result of his continued position with the Association and the interest of the Association in certain royalty and other payments that will be made by SISI and its affiliates to the Association and its affiliates.

      The Fund paid its investment adviser $504,642 for its services as investment adviser during 1999.

                    COMPENSATION OF OFFICERS AND DIRECTORS

      The directors of the Fund receive compensation for their services as directors of the Fund consisting of a $3,000 annual retainer per director, payable in four quarterly installments, and a per-meeting fee of $500 for each meeting of the Board of Directors attended in person. The Board of Directors holds its regular meetings quarterly. Directors also are reimbursed their reasonable expenses incurred in attending meetings or otherwise incurred in connection with their attention to the affairs of the Fund. In recognition of the additional responsibilities and duties performed by the President of the

Fund, the President receives an additional annual retainer of $2,000, payable in four quarterly installments, which is in addition to compensation the President receives as a director. The other officers of the Fund do not receive any compensation from the Fund other than the compensation they may receive as directors of the Fund. Directors serving on a committee of the Board of Directors receive additional compensation of $250 for each committee meeting attended in person if the meeting is held on a date on which a meeting of the Board of Directors is not held. No fee is payable for telephonic meetings of the Board of Directors or any committee.

      The total compensation received by directors and officers of the Fund for service during 1999 was $45,500. The total amount of expenses incurred during 1999 for which the directors were reimbursed was $5,236.22.

      The following table sets forth the aggregate compensation received by each director of the Fund from the Fund and any other investment company having the same investment adviser for services as a director or officer during 1999. Such compensation does not include reimbursements to the directors for their expenses incurred in connection with their activities as directors.

                              COMPENSATION TABLE

                                                         TOTAL COMPENSATION
                               AGGREGATE COMPENSATION       FROM THE FUND
NAME OF DIRECTOR                    FROM THE FUND         AND FUND COMPLEX
-----------------------       -----------------------   -----------------------

Malcolm J. Delaney..........           $5,000                 $5,000
Timothy A. Dempsey..........           $5,000                 $10,000*
Harry P. Doherty............           $5,000                 $12,000*
Joseph R. Ficalora..........           $6,500                 $9,750
David Freer, Jr.............           $5,000                 $5,000
Michael J. Gagliardi........           $4,500                 $4,500
David F. Holland............           $5,000                 $17,000*
William A. McKenna, Jr. ....           $4,500                 $9,500*
Norman W. Sinclair..........           $5,000                 $5,000
Ian D. Smith................           $5,000                 $5,000

----------

* Includes compensation of $5,000, $3,250, $12,000 and $5,000 received by Messrs. Dempsey, Ficalora, Holland and McKenna as directors and $7,000 received by Mr. Doherty as a director and officer of another investment company with the same investment adviser as the Fund.

                       SECURITY OWNERSHIP OF MANAGEMENT

      The following table provides information with respect to shares of the Fund beneficially owned by each director and each nominee for election as a director and by all directors, nominees and executive officers as a group as of December 31, 1999. No nominee or continuing director or officer, other than

David Freer, Jr., beneficially owns more than 1% of the Fund's outstanding shares. On December 31, 1999, all directors, nominees and officers of the Fund as a group beneficially owned [170,533] shares (approximately [5.32]% of the shares outstanding on such date) of the Fund. No person or group is known to the Fund to be the beneficial owner of more than 5% of the Fund's outstanding shares. The table below sets forth the shares owned by the directors of the Fund and the Fund's directors and officers of the Fund as a group as of December 31, 1999.


                                 NUMBER OF SHARES OF      PERCENT BENEFICIALLY
NAME                               COMMON STOCK(1)           OWNED OF CLASS
-------------------------------  -------------------      ---------------------
DIRECTORS AND NOMINEES
Malcolm J. Delaney............        4,045<F2>                    *
Timothy A. Dempsey............        1,449                        *
Harry P. Doherty..............       [5,201]<F2>                   *
Joseph R. Ficalora............        2,974                        *
David Freer, Jr...............      [34,631]<F2><F3>            [1.08]%
Michael J. Gagliardi..........       26,546<F2><F4>                *
David F. Holland..............        1,429                        *
William A. McKenna, Jr........       25,243<F2>                    *
Norman W. Sinclair............        4,603                        *
Ian D. Smith..................        8,774<F5>                    *

EXECUTIVE OFFICERS WHO ARE
  NOT ALSO DIRECTORS
Rodger D. Shay.................       7,897<F2>                    *
Edward E. Sammons, Jr..........       8,934<F2>                    *

John J. McCabe.................      20,651                        *
Mark F. Trautman...............      16,995<F2><F6>                *
Steven D. Pierce...............           0                        *
Alaina Metz....................           0                        *

ALL DIRECTORS, EXECUTIVE
  OFFICERS AND NOMINEES AS A
  GROUP (16 PERSONS)               [170,533]                    [5.32]%

----------

*     Less than 1%.
<F1>  Except as otherwise indicated, the beneficial owner has sole voting and investment power.
<F2>  Includes shares owned by, or jointly held with, spouses as follows: Mr.
      Delaney -- 4,045 shares jointly owned with Mrs. Delaney; Mr. Doherty -- 4,872 shares jointly owned with Mrs. Doherty; Mr. Freer --7,724 shares jointly owned with Mrs. Freer and 4,331 shares owned by Mrs. Freer; Mr. Gagliardi -- 2,817 shares jointly owned with Mrs. Gagliardi and 1,043 shares owned by Mrs. Gagliardi; Mr. McKenna -- 25,243 shares jointly owned with Mrs. McKenna; Mr. Shay -- 13 shares jointly owned with Mrs. Shay; Mr. Sammons -- [800 shares owned jointly with Mrs. Sammons and] 24 shares owned [by] Mrs. Sammons; and Mr. Trautman -- 3,332 shares jointly owned with Mrs. Trautman and 2,296 shares owned by Mrs. Trautman.
<F3>  Includes 1,149 shares owned by Double V Enterprises, Inc. which is 100%
      owned by Mr. Freer.


<F4>  Includes 786 shares owned and voted by Mr. Gagliardi's children (as to which Mr. Gagliardi disclaims beneficial ownership).
<F5>  Includes 1,501 shares owned by Mr. Smith's children and grandchildren.
<F6>  Includes 324 shares held by Mr. Trautman as custodian under the Uniform
      Gifts to Minors Act.

        PROPOSAL 3 -- RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

      Subject to approval by the stockholders, the Board of Directors on January 20, 2000, selected the firm of Arthur Andersen LLP, 425 Walnut Street, Cincinnati, Ohio, to serve as the Fund's independent auditors for the fiscal year ending December 31, 2000.

      In January 1999 KPMG LLP was terminated as the independent auditors of the Fund and Arthur Andersen LLP was selected as the Fund's independent auditors. KPMG LLP served as the independent auditors of the Fund for the fiscal years 1989-1998. None of the reports of KPMG LLP on the financial statements of the Fund for the fiscal years ending December 31, 1997 and 1998 contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. Moreover, during such fiscal years, or the interim period between January 1, 1999, through January 21, 1999 (the date the Board of Directors selected Arthur Andersen LLP to replace KPMG
LLP), there were no disagreements between the Fund and KPMG LLP with respect to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. The decision to change independent auditors from KPMG LLP to Arthur Andersen LLP was recommended to the Board of Directors by the Audit Committee, and was approved by the Fund's Board of Directors and stockholders.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS.

      Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting of Stockholders.



                            ADDITIONAL INFORMATION

ADDRESS OF INVESTMENT ADVISER, DISTRIBUTOR AND ADMINISTRATOR

      The principal offices of the Fund's investment adviser, Shay Assets Management, Inc., and of its distributor, Shay Financial Services, Inc., are located at 230 West Monroe Street, Suite 2810, Chicago, Illinois 60606. Shay Assets Management, Inc. also maintains an office located at 200 Park Avenue, 45th Floor, New York, New York. The principal office of the Fund's administrator, BISYS Fund Services Ohio, Inc., is located at 3435 Stelzer Road, Columbus, Ohio 43219.

ANNUAL REPORT DELIVERY

      The Fund will furnish, without charge, a copy of its Annual Report for the fiscal year ended December 31, 1999, to any stockholder upon request. Contact the Fund c/o Shay Financial Services, Inc. at 230 West Monroe Street, Suite 2810, Chicago, Illinois 60606 or call 800-661-3938 to request a copy of the Annual Report.

STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

      Any stockholder proposal intended to be presented at the 2001 Annual Meeting of the Fund must be received by the Secretary of the Fund at the offices of its investment adviser, at 230 West Monroe Street, Suite 2810, Chicago, Illinois 60606 on or before [October 27,] 2000, in order for such proposal to be considered for inclusion in the Fund's Proxy Statement and form of proxy relating to that meeting.

                                          By Order of the Board of Directors

                                          /s/ Edward E. Sammons, Jr.

                                          Edward E. Sammons, Jr.
                                          Secretary

                                                                       EXHIBIT A


             PROPOSED AMENDMENTS TO THE CERTIFICATE OF INCORPORATION

            Text to be deleted is marked with a strikethrough (e.g.,
                           "-d-e-l-e-t-e-d-t-e-x-t-").
        Text to be added is marked with an underscore (e.g., "new text").
                                                              ========



TEXT OF THE CERTIFICATE OF INCORPORATION, AS PROPOSED TO BE AMENDED:

      FIRST:         The name of the Corporation is M.S.B. FUND, INC.

      SECOND:   The purposes for which it is formed are:

            A. To engage generally in the business of an open-end investment company, as defined in an act of Congress entitled "Investment Company Act of 1940" and to conduct all activities generally engaged in by such an investment company.

            B.    Except as limited by the -B-y- by-laws of the Corporation, to
                                                 ==
      engage in the business of investing in, acquiring, owning, holding, selling, pledging, hypothecating, exchanging or otherwise disposing of or realizing upon, and generally dealing in and with securities, whether shares of stocks, bonds, debentures, notes, warrants, rights, scrip, rights to receive, purchase or subscribe for any interests, mortgages, evidences of indebtedness or obligations, secured or unsecured, or other securities of any description, whether in, of or made, created or issued by any corporation, company, association, partnership, trust, syndicate, individual, government, state, municipality or other political subdivision; to exercise any and all rights, powers and privileges with reference to such business and in respect to any and all funds, property and securities owned by the Corporation including, without limitation, the right to vote thereon, to consent and otherwise act with respect thereto, to pay assessments, subscriptions and other sums of money in connection therewith, to deposit securities, to exercise any option appertaining to securities and to do any and all acts and things the Corporation may deem expedient for the protection of its interest as owner or holder of such securities.

            C. To issue and sell shares of stock of the Corporation in such amounts, on such terms and conditions, for such purposes and for such consideration, now or hereafter permitted by the laws of New York and by this Certificate, as its board of directors may determine and without the vote or consent of the holders of stock of the Corporation.

            D. To acquire through purchase, exchange or otherwise, to hold, dispose of, transfer, reissue or cancel, its own shares in any manner and to the extent now or hereinafter permitted by the laws of New York and by this Certificate.

            E.    Except as otherwise provided in the -B-y---L-a-w-s- by-laws of
                                                                      =======
      the Corporation, to borrow from any person or corporation for proper corporate purposes, including the acquisition of funds for investment in securities, and to issue and deliver notes, drafts, warrants, bonds, debentures or other obligations of the Corporation to evidence such borrowings, containing such terms and conditions and bearing such interest rates and having such maturities as the board of directors from time to time may determine, and to secure the same and the interest thereon by mortgage of, conveyance of, deed of trust of, pledge of or through lien upon, property, franchises, rights and privileges of every kind or nature, or any part thereof, then owned or thereafter acquired by the corporation.

            F. To do any and all such further acts and things and to exercise any and all such further powers as may be necessary, appropriate or desirable for, or in connection with, or incidental to, the accomplishment, carrying out or attainment of all or any of the foregoing purposes and objects.

      The foregoing clauses shall be construed as powers as well as objects and purposes and the matters expressed in each of the foregoing paragraphs, unless otherwise expressly provided, shall not be limited by inference from the terms of any other provision of this Certificate, but shall be regarded as independent objects, purposes and powers and the enumeration of the specific shall not be deemed to restrict the meaning of the general terms and powers, nor shall the expression of one thing be deemed to exclude another not expressed although of like nature.

      THIRD:   The office of the Corporation is to be located in the City of
New York, County and State of New York.

      FOURTH:   The total number of shares of stock which the Corporation
shall have authority to issue is 515,000,000 shares of a par value of one tenth of one cent ($0.001) each, to be divided into five (5) classes designated and classified as follows:

                    5,000,000 shares of Class A Stock
                    5,000,000 shares of Class B Stock
                    5,000,000 shares of Class C Stock
                  250,000,000 shares of Class D Stock
                  250,000,000 shares of Class E Stock

The relative rights, preferences and limitations of the various classes of stock of the Corporation shall be as follows:

            1.    The holder of each share of stock of the Corporation shall be entitled to one vote for each share of stock, irrespective of the class, then standing in his name on the books of the Corporation, and each share shall entitle the holder thereof to vote with and in the same manner as the holder of any other share on matters submitted to a vote of the stockholders of the Corporation without differentiating between holders of the various classes of stock; provided, however, that as to any matter or proposal which does not affect any interest of a particular class of stock, only holders of such classes as are affected shall be entitled to vote with respect to such matter or proposal; and provided, further, that the Board of Directors, in accordance with the -B-y---L-a-w-s- by-laws of the Corporation, may
                                          =======
      determine in the case of any matter or proposal submitted to the stockholders for approval, that approval of such matter or proposal shall be conditioned upon the approval of the holders of each class of stock entitled to vote thereon, voting as a class. The determination of the Board of Directors of the Corporation as to whether any matter or proposal submitted to a vote of the stockholders does or does not affect any interest of any class of stock shall be conclusive and binding on the stockholders of all classes for all purposes.

            2.    All payments received by the Corporation for the issue or
      sale of stock of a particular class together with all assets in which such funds are invested or reinvested and all income, earnings and profits thereon and proceeds therefrom and any funds derived from any reinvestment of such proceeds shall belong to the class of stock with respect to which such payments were received, and are herein referred to as "assets belonging to" such class.  In the event there are assets not readily identifiable as belonging to a particular class, the value of such assets shall be allocated to the various classes then existing in proportion to the aggregate asset values of the outstanding shares of stock of the respective classes or in such other manner as may be determined by the Board of Directors in accordance with the -B-y---L-a-w-s- by-laws of the Corporation. The amount of each such asset
                      =======
      allocated to a particular class shall then belong to such class, and each such allocation shall be conclusive and binding upon the stockholders of all classes for all purposes.

            3.    The assets belonging to each particular class shall be
      charged with the liabilities, expenses, costs and reserves of the Corporation attributable to that class. Any general liabilities, expenses, costs and reserves of the Corporation which are not readily identifiable as attributable to a particular class shall be allocated to the various classes then existing in proportion to the aggregate asset values of the outstanding shares of stock of the respective classes or in such other manner as may be determined by the Board of Directors in accordance with the -B-y---L-a-w-s- by-laws of the
                                                       =======
      Corporation, and each such allocation shall be conclusive and binding upon the stockholders of all classes for all purposes.

            4. The holders of the outstanding shares of each class of stock of the Corporation shall be entitled to receive such dividends and distributions as the Board of Directors may from time to time determine; provided that any dividends or distributions paid on or with respect to the shares of any class shall be payable only from and to the extent of the assets (net of liabilities) belonging to that class.

            5. In the event of the liquidation or dissolution of the Corporation, or the liquidation of any class, holders of the shares of each class to be liquidated shall be entitled to receive the assets (less provision for liabilities) belonging to such class with such assets to be distributed among the stockholders of such class in proportion to the number of shares of such class held by them.

            6. Each holder of shares of any class of stock shall be entitled at his option, exercisable in accordance with the provisions hereof and of the -B-y---L-a-w-s- by-laws of the Corporation, to require
                                        =======
      the Corporation to redeem or repurchase such stock at the asset value thereof; provided that any payments made by the Corporation to redeem or repurchase shares of any class shall be made only from the assets belonging to such class and otherwise legally available for such purpose. Payment shall be made in cash or in kind as determined by the Corporation.

            7. The Corporation shall be entitled at its option, exercisable in accordance with the provisions hereof and of the -B-y---L-a-w-s-by-laws of the Corporation, to cause the shares of any class of any
      =======
      stockholder to be redeemed for an amount equal to the asset value of such shares, whenever the number of shares of such class owned by such stockholder or their aggregate asset value is less than any minimum fixed by the -B-y---L-a-w-s- by-laws or the Board of Directors in
                                   =======
      accordance with the -B-y---L-a-w-s- by-laws.
                                          =======

            8.    Each holder of shares of any class of stock shall be
      entitled at his option, exercisable in accordance with the provisions hereof and of the -B-y---L-a-w-s- by-laws of the Corporation, to convert
                                        =======
      such shares into shares of stock of any other class of the Corporation on the basis of their relative asset values less any applicable conversion charge or discount determined by the Board of Directors in accordance with the -B-y---L-a-w-s- by-laws of the Corporation.
                               =======

      FIFTH:   The Secretary of State is designated as the agent of the
Corporation upon whom process against it may be served. The post office address to which the Secretary of State shall mail a copy of any process in any action or proceeding against the corporation which may be served on him is c/o CT Corporation System, -1-6-3-3-B-r-o-a-d-w-a-y- 111 Eighth Avenue, New
                                                        =================
York, NY -1-0-0-1-9- 10011.
                     =====

      SIXTH:   The name and address of the registered agent of the
Corporation is CT CORPORATION SYSTEM located at -1-6-3-3-B-r-o-a-d-w-a-y-
111 Eighth Avenue, New York, NY -1-0-0-1-9- 10011.  Said registered agent is to
=================                           =====
be the agent of the Corporation upon whom process against it may be served.

      SEVENTH:   In furtherance and not in limitation of powers conferred by statute and by this Certificate of Incorporation, the following provisions are inserted for the regulation of the business of the Corporation, its affairs, its rights and powers and the rights or powers of its stockholders, directors or officers.

1.    The number of directors of the Corporation shall be as fixed from time to time by or in accordance with the by-laws -t-h-e-B-y---l-a-w-s-, but in
                 =================================
      no event shall the number be less than -n-i-n-e- five nor more than
                                                       ====
      twenty-four. The directors shall be divided into three classes. All classes shall be as nearly equal in number as possible -a-n-d-n-o-c-l-a-s-s-s-h-a-l-l-i-n-c-l-u-d-e-l-e-s-s-t-h-a-n-t-h-r-e-e-d-i-r-e-c-t-o-r-s-. The terms of office of the directors shall be as follows: that of the first class shall expire at the next annual meeting of stockholders, the second class at the second succeeding annual meeting and the third class at the third succeeding annual meeting. At each annual meeting after such initial classification directors to replace those whose terms expire at such annual meeting shall be elected to hold office until the third succeeding annual meeting. Directors must be stockholders of the Corporation.

2. Newly created directorships resulting from an increase in the number of directors and vacancies occurring in the Board of Directors for any reason may be filled by vote of a majority of the directors then in office. Any and all of the directors may be removed for cause by action of the Board of Directors.

3. No holder of shares shall have any preferential, preemptive or other right to subscribe for or to purchase any securities of the Corporation, whether now or hereafter authorized, issued or sold or offered for sale by the Corporation other than such rights, if any, as the board of directors may from time to time determine to offer to holders of shares at the time outstanding , and the board of directors may sell or otherwise dispose of securities of the Corporation, except as herein otherwise required, to any person and upon such terms and conditions, as the board of directors may deem advisable.

4. The Board of Directors of the Corporation shall have the entire management and control of the property, business and affairs of the Corporation and in furtherance thereof, is expressly authorized from time to time:

                  a. To authorize the issue and sale from time to time of shares of stock of the Corporation (now or hereafter authorized) for such consideration, not less than the asset value per share of such stock outstanding at the time as of which the last preceding computation of asset value shall have been made, and upon such other terms and conditions as may be fixed from time to time by the board of directors but in no event at less than par value. All shares so issued for which the full consideration so fixed shall have been paid shall be deemed to be fully paid and not liable for any further call or assessment thereon.

                  b. To authorize the purchase, either directly or through an agent, of shares of stock of the Corporation, upon tender thereof by the holder, upon such terms as the board of directors shall deem expedient, not in excess of the asset value of such shares as of a time reasonably proximate to such purchase, and to pay for such shares in cash, securities or other assets owned by the Corporation, but only to the extent of assets legally available for such purpose.

                  c. To determine, in accordance with sound accounting practice, what constitutes annual or other net profits, and net assets; to fix and vary from time to time the amount to be reserved as working capital; to set apart out of any surplus of the Corporation such reserves in such amount and for such purposes as it shall determine and to abolish any such reserve or any part thereof.

                  d. To distribute dividends in such amounts and in such manner and to the stockholders of record on such dates as the board of directors may from time to time determine, but only out of net profits and surplus, including surplus arising from net realized gains from the sale or other disposition of assets, or out of any other funds legally available for the purpose; it being intended to give to the board of directors the power to distribute as ordinary dividends and as capital gains distributions, amounts sufficient to enable the Corporation to avoid or minimize liability for federal income tax.

                  e. To authorize the execution of a contract or contracts (which may be exclusive) whereby, subject to the supervision and control of the board of directors the other person to such contract or contracts shall

                        (i)  render managerial, investment advisory,
                 statistical, research and clerical and bookkeeping services, or related services to the Corporation, upon such terms and conditions as may be provided therein;

                        (ii) render such other services as may be determined by the board of directors of the Corporation and agreed upon in said contract or contracts;

                        (iii) provide for the sale and repurchase of shares of stock of the Corporation under such terms as may be provided in said contract or contracts;

                        (iv) act as custodian of all or a part of the funds and securities owned by the Corporation upon such terms as shall be fixed by the board of directors;

                        (v) act as transfer agent and registrar of the shares of stock of the Corporation.

                  f. To eliminate from the authorized number of shares of the corporation or to restore to the status of authorized but unissued shares any shares of stock of the Corporation theretofore redeemed, purchased or otherwise -r-e-a-q-u-i-r-e-d-reacquired.
            ==========

5.    For the purposes hereof, the asset value of shares of stock of any class shall mean the proportionate interest in the net assets of the Corporation belonging to such class determined by or pursuant to the direction of the Board of Directors, in accordance with such methods as shall be set forth in the -B-y---L-a-w-s- by-laws and such regulations as
                                                =======
      the Board of Directors may from time to time adopt in order to enable the Corporation to comply with any provision of applicable law, state or federal.

                                                                     EXHIBIT B


                      PROPOSED AMENDMENTS TO THE BY-LAWS

            Text to be deleted is marked with a strikethrough (e.g.,
                           "-d-e-l-e-t-e-d-t-e-x-t-").
        Text to be added is marked with an underscore (e.g., "new text").
                                                              ========


TEXT OF SECTION 4 OF ARTICLE III OF THE BY-LAWS AS PROPOSED TO BE AMENDED:


            SECTION 4. INCREASE OR DECREASE IN SIZE OF BOARD. The number of directors -m-a-y-b-e-i-n-c-r-e-a-s-e-d-t-o-t-w-e-n-t-y---f-o-u-r-m-e-m-b-e-r-s-
-o-r-d-e-c-r-e-a-s-e-d-t-o-n-i-n-e-m-e-m-b-e-r-s- that shall constitute the
                                                  =========================
entire Board of Directors may be established by the vote of a majority of the
============================================
entire Board of Directors from time to time but shall not be more than
                          ============================================
twenty-four or less than five.  When the number of directors is increased by the
=============================
Board of Directors and newly created directorships are filled by the Board of Directors, there shall be no classification of the additional directors until the next annual meeting of stockholders. No decrease in the number of directors shall shorten the term of any incumbent director.

                                                                       EXHIBIT C


                         RESOLUTIONS FOR ANNUAL MEETING
                         ------------------------------

 APPROVAL OF AMENDMENTS TO THE FUND'S CERTIFICATE OF INCORPORATION AND BY-LAWS
 -----------------------------------------------------------------------------



CERTIFICATE OF INCORPORATION
----------------------------

            RESOLVED, that the certificate of incorporation of the Fund be amended by:

      1. amending Articles FIFTH and SIXTH to read in their entirety as follows:

                  FIFTH:   The Secretary of State is designated as the agent
            of the Corporation upon whom process against it may be served. The post office address to which the Secretary of State shall mail a copy of any process in any action or proceeding against the corporation which may be served on him is c/o CT Corporation System, 111 Eighth Avenue, New York, NY 10011.

                  SIXTH:   The name and address of the registered agent of
            the Corporation is CT CORPORATION SYSTEM located at 111 Eighth Avenue, New York, NY 10011. Said registered agent is to be the agent of the Corporation upon whom process against it may be served.

      2. amending paragraph 1 of Article SEVENTH to read in its entirety as follows:

                  1. The number of directors of the Corporation shall be as fixed from time to time by or in accordance with the by-laws, but in no event shall the number be less than five nor more than twenty-four. The directors shall be divided into three classes. All classes shall be as nearly equal in number as possible. The terms of office of the directors shall be as follows: that of the first class shall expire at the next annual meeting of shareholders, the second class at the second succeeding annual meeting and the third class at the third succeeding annual meeting. At each annual meeting after such initial classification directors to replace those whose terms expire at such annual meeting shall be elected to hold office until the third succeeding annual meeting. Directors must be stockholders of the Corporation.

      3. changing all references to the terms "By-Laws" and "By-laws" to "by-laws" and changing all references to the term "Board of Directors" to "board of directors;"

      4. changing the word "reaquired" in paragraph 4(f) of Article SEVENTH to "reacquired."

BY-LAWS
-------

            RESOLVED, that Section 4 of Article III of the Fund's by-laws be and hereby is amended to read in its entirety as follows:

                  SECTION 4. INCREASE OR DECREASE IN SIZE OF BOARD. The number of directors that shall constitute the entire Board of Directors may be established by the vote of a majority of the entire Board of Directors from time to time but shall not be more than twenty-four or less than five. When the number of directors is increased by the Board of Directors and newly created directorships are filled by the Board of Directors, there shall be no classification of the additional directors until the next annual meeting of stockholders. No decrease in the number of directors shall shorten the term of any incumbent director.

PROXY                           M.S.B. FUND, INC.                          PROXY


          PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - APRIL 20, 2000

The undersigned hereby appoints John J. McCabe and Mark F. Trautman as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated herein, all the shares of capital stock of M.S.B. Fund, Inc. held of record by the undersigned on February 22, 2000, at the Annual Meeting of Stockholders to be held on April 20, 2000, or any adjournment thereof.






                                          NOTE: Please sign exactly as your name
                                          appears below. When shares are held by
                                          joint tenants,  both should sign. When
                                          signing   as    attorney,    executor,
                                          administrator,  trustee  or  guardian,
                                          please  give full title as such.  If a
                                          corporation,   please   sign  in  full
                                          corporate  name by  president or other
                                          authorized  officer. If a partnership,
                                          please  sign  in  partnership  name by
                                          authorized persons.



                                          Signature



                                          Authorized signature if held jointly



                                          Date

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" ALL NOMINEES AND PROPOSALS. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES IN PROPOSAL 2 AND "FOR" PROPOSALS 1 AND 3. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: [X]


                                                           FOR    WITHHOLD    FOR ALL
                                                           ALL       ALL       EXCEPT
                                                                             (AS MARKED
                                                                               BELOW)
                                                           FOR     AGAINST    ABSTAIN

1.    The approval of the proposed amendments to the       [ ]       [ ]        [ ]
      certificate of incorporation and by-laws.

2.    Election of Directors:

             Timothy A. Dempsey David F.  Holland          [ ]       [ ]        [ ]


(TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH
THE NAME ABOVE.)

                                                           FOR     AGAINST    ABSTAIN

3.    The ratification of the selection of Arthur          [ ]       [ ]        [ ]
      Andersen LLP as independent
      auditors.

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.
